Sun Communities, Inc.

DOCS® Financing Facility

Shares of Common Stock, $.01 par value

SALES AGREEMENT

August 27, 2009

______________

*DOCS® is a registered service mark of Brinson Patrick Securities Corporation.

THIS SALES AGREEMENT (this “Agreement”) dated as of August 27, 2009 between Brinson Patrick Securities Corporation, having its principal office at 1515 Broadway, 11th Floor, New York, New York, 10036 (the “Sales Manager”) and Sun Communities, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Company”).

WHEREAS, the Company desires to issue and sell through the Sales Manager shares of its common stock, par value $.01 per share (such shares referred to herein as the “Common Stock”), on the terms set forth in Article II hereof.

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Sales Manager agree as follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

1.1 For purposes of this Agreement, unless the context requires to the contrary, the term “Company” shall also include all significant subsidiaries (as defined in Section 1-02 of Regulation S-X) of the Company.  The Company represents and warrants to, and agrees with, the Sales Manager that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations thereunder (“Rules and Regulations”), and the Company is eligible to use Form S-3 for the transactions contemplated by this Agreement.  A.  registration statement on Form S-3 (No. 333-158623) with respect to, among other securities, the Common Stock has been prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations, has been filed with the Securities and Exchange Commission (the “Commission”) and has been declared effective by the Commission.  No stop order suspending the effectiveness of such registration statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.  Additionally, the Company has filed a Prospectus Supplement naming the Sales Manager as sales manager and setting forth certain information regarding the sales to be made through the Sales Manager.  Each such registration statement, as it may have heretofore been or (only to the extent (i) filed and declared effective by the Commission after the date hereof and (ii) a prospectus supplement forming a part of such registration statement and relating to the Common Stock to be offered and sold pursuant to this Agreement having been filed pursuant to Rule 424 under the Act) may hereafter be filed, as amended, is referred to herein as the “Registration Statement,” and the final form of prospectus included in the Registration Statement, as amended or supplemented from time to time relating to the Common Stock, is referred to herein as the “Prospectus.”  Any reference herein to the Registration Statement, the Prospectus, or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

(b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Sales Manager, specifically for use in the Registration Statement, the Prospectus or any amendment or supplement thereto.

(c) The documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus, fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity, and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).  The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus fairly present the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein.  In addition, any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  Furthermore, all financial statements required by Rule 3-14 of Regulation S-X (“Rule 3-14”), if any, have been included or incorporated by reference in the Registration Statement and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14.  No other financial statements are required to be set forth or incorporated by reference in the Registration Statement or the Prospectus under the Rules and the Regulations.

(e) Grant Thornton LLP, which has expressed their opinion with respect to the financial statements and the supporting schedules included or incorporated by reference in the Registration Statement are and, during the periods covered by their reports, were independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland.  Other than as disclosed in the Registration Statement, the Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, limited liability company, joint venture, association or other business organization.  The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which it owns or leases property), except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect on the Company.  For purposes of this Agreement, “Material Adverse Effect” means any adverse effect on the business, operations, prospects, properties or financial condition of the Company that is (either alone or together with all other adverse effects) material to the Company and its subsidiaries, taken as a whole, and any material adverse effect on the issuance and sale of Common Stock by the Company contemplated under this Agreement.  Each of the Company’s subsidiaries is validly existing as a corporation, limited liability company or partnership, as applicable, in its respective jurisdiction of formation, except where failure to maintain such existence would not have a Material Adverse Effect.  Schedule 1.1(f) hereto identifies each of the Company’s subsidiaries that is a significant subsidiary (as defined in Section 1-02 of Regulation S-X) of the Company (each, a “Significant Subsidiary”).  All of the issued and outstanding capital stock, limited liability company interests or partnership interests, as applicable, of each Significant Subsidiary has been duly authorized and validly issued, and, if applicable, is fully paid and nonassessable and (except as otherwise disclosed or incorporated by reference in the Registration Statement and the Prospectus) is owned by the Company, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.  Except as disclosed or incorporated by reference in the Registration Statement and the Prospectus, the Company does not own, lease or license any material asset or property or conduct any business outside the United States of America.  The Company and each of its Significant Subsidiaries has all requisite corporate, partnership or limited liability company power and authority, as applicable, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental orders or regulatory bodies or any other person or entity, to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described or incorporated by reference in the Registration Statement and the Prospectus; except for such authorizations, approvals, consents, orders, licenses, certificates and permits the absence of which would not have a Material Adverse Effect; and no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed or incorporated by reference in the Registration Statement and the Prospectus.

(g) The Company is the sole general partner of Sun Communities Operating Limited Partnership (the “Operating Partnership”) and such general partner interest is duly authorized by the Agreement of Limited Partnership of the Operating Partnership dated April 30, 1996, as may be amended or restated from time to time (the “Partnership Agreement”) and was validly issued to the Company; and the Company owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material to such ownership or as described in the Registration Statement or the Prospectus).

(h) The Operating Partnership owns 100% of the outstanding capital stock of Sun Home Services, Inc. (“Home Services”).

(i) Home Services is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.  Home Services is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company or Home Services, or subject the Company or the shareholders of the Company to any material liability or disability).

(j) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Michigan.  The Operating Partnership is duly licensed or qualified to do business and is in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company or the Operating Partnership, or subject the Company or the shareholders of the Company to any material liability or disability).

(k) The Company has good title to each of the items of personal property which are reflected in the financial statements referred to in Section 1.1(d) or are referred to in the Registration Statement and the Prospectus or any document incorporated by reference therein as being owned by the Company and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus or any document incorporated by reference therein as being leased by the Company, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a Material Adverse Effect.

(l) The Company has been subject to the requirements of Section 12 of the Exchange Act during the period commencing 36 months preceding the filing of the Registration Statement and ending on the date hereof (the “Reporting Period”) and during such Reporting Period the Company has timely filed all material required to be filed pursuant to Sections 13(a), 14 and/or 15(d) of the Exchange Act.  All such material conformed in form and substance in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder.  As of the date of the initial filing of the Registration Statement on April 17, 2009, and as of the date hereof, the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company was and is at least $150 million.

(m) The Company has good and marketable title to, or leasehold interests in, all properties and assets (including, without limitation, mortgaged assets) as described in the Registration Statement and the Prospectus or any document incorporated by reference therein, owned by the Company, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and the Prospectus or any document incorporated by reference therein.  The Company has such consents, easements, rights-of-way or licenses (collectively, “rights-of-way”) from any person as are necessary to conduct its business in the manner described in the Registration Statement, except for those which if not obtained would not, singly or in the aggregate, have a Material Adverse Effect on the Company, and none of such rights-of-way contains any restriction that is materially burdensome to the Company.

(n) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the knowledge of the Company, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or businesses of the Company which would materially adversely affect the value or the operation of any such assets or otherwise have a Material Adverse Effect on the Company and its subsidiaries, as a whole, except as described or incorporated by reference in the Registration Statement.

(o) The Company maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for its businesses and, to the knowledge of the Company, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; (iii) since the date of the latest balance sheet, included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, the Company has not undertaken any liability or obligation, direct or contingent, except such liabilities or obligations undertaken in the ordinary course of business; and (iv) there has not been any transaction that is material to the Company, except transactions in the ordinary course of business or as otherwise disclosed in the Registration Statement and the Prospectus.

(q) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.  Each document, instrument, contract and agreement of the Company described in the Registration Statement or the Prospectus or incorporated by reference therein or listed as exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company in accordance with their terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto except as otherwise disclosed in the Registration Statement or Prospectus.  The Company is not, nor to the knowledge of the Company is any other party, in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected, which default or event would have a Material Adverse Effect.

(r) Neither the Company nor any of its Significant Subsidiaries is in violation of any term or provision of its charter, by-laws, partnership agreement or operating agreement, as applicable.  The Company is not in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

(s) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Common Stock) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge, encumbrance, claim, security interest, restriction or defect upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which either is bound, or any of its properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the Company’s charter or by-laws, except for such consents or waivers which have already been obtained and are in full force and effect.

(t) All of the outstanding shares of common stock and preferred stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and none of them were issued in violation of any preemptive or other similar right.  The Common Stock, when issued and sold pursuant to this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or other similar right.  Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any securities of the Company or any security convertible into or exercisable or exchangeable for securities of the Company.  The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.  Any stock options issued by the Company have been issued in compliance with applicable law, and the terms and provisions of such stock options were established in compliance with applicable law except as would not have a Material Adverse Effect.

(u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as (x) described or referred to therein, or (y) are not material and are consistent with past practice, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, except such liabilities or obligations incurred in the ordinary course of business and except for securities issued in connection with the Company’s employee benefit and/or dividend reinvestment plans, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any of its securities or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any of its securities.

(v) Except as disclosed in the Registration Statement and Prospectus, no holder of any security of the Company has the right, which has not been waived, to have any security owned by such holder included in the Registration Statement or any right to demand registration of any security owned by such holder.

(w) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Common Stock by the Company except for blue sky filings and New York Stock Exchange listing application, which to the extent required, will be completed prior to any applicable sales.  This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.  Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and the issuance and sale of the Common Stock by the Company has been obtained or made and is in full force and effect.  The Common Stock is listed for trading on the Trading Market.  For purposes of this Agreement, the “Trading Market” is (i) the New York Stock Exchange, Inc., and (ii) each other securities exchange on which Common Stock is admitted for trading.

(x) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby or as described in the Registration Statement.

(y) The Company is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a Material Adverse Effect.

(z) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not adequately described in the Registration Statement and the Prospectus.

(aa) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of any shares of the Common Stock.

(bb) The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof (and will file all such tax returns when and as required to be filed after the date hereof), or has received extensions thereof, and has paid all taxes shown on such returns to be due on or prior to the date hereof (and will pay all taxes shown on such returns to be due after the date hereof) and all assessments received by it to the extent that the same are material and have become due.

(cc) The Company is, and after giving effect to the offering and sale of the Common Stock, will be, exempt from regulation as an “investment company,” a person “controlled by” an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd) The Company is not involved in any labor dispute and, to the knowledge of the Company, no such dispute has been threatened, except for such disputes as would not have a Material Adverse Effect or subject the Company or its shareholders to any material liability or disability.

(ee) The Company’s systems of internal accounting controls taken as a whole are sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company’s financial statements; and, to the best of the Company’s knowledge, neither the Company nor any employee or agent thereof has made any payment of funds of the Company or received or retained any funds, and no funds of the Company have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

(ff) Except as disclosed in the Registration Statement or the Prospectus, or in any document incorporated therein (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have a Material Adverse Effect; (ii) there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries, except for any such spill, discharge, leak emission, injection, escape, dumping or release which would not have a Material Adverse Effect; and (iii) the terms “hazardous wastes,” “toxic wastes” and “hazardous substances” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(gg) The Company has met the qualification requirements for a “real estate investment trust” during its taxable years ending on or after December 31, 1999 and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended, assuming no change in the applicable underlying laws.  The Company does not know of any event which would cause or is likely to cause it to fail to qualify as a “real estate investment trust” at any time.

(hh) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such in relation to the Company, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including without limitation Section 402 related to loans and Sections 302 and 906 related to certificates.

(ii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE II

SALE AND DELIVERY OF SECURITIES

2.1 (a)           On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Sales Manager, as agent, and the Sales Manager agrees to sell, as agent for the Company, on a best efforts basis, up to 1,600,000 shares of Common Stock during the term of this Agreement on the terms set forth herein.  The Common Stock will be sold from time to time in amounts and at prices as directed by the Company and as agreed to by the Sales Manager.

(b)           The Company or the Sales Manager may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy), at any time and from time to time suspend the offering of Common Stock; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Common Stock sold hereunder prior to the giving of such notice.

(c)           The compensation to the Sales Manager for sales of Common Stock shall be at a fixed commission rate of 3% of the gross sales price per share of Common Stock sold under this Agreement.  If, however, during the period between the date hereof and December 31, 2009, the aggregate sales proceeds raised exceed $10 million then the commission rate for any sales made after December 31, 2009, will be 2.5%.  The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect to such sale shall constitute the net proceeds to the Company for such Common Stock (the “Net Proceeds”).

(d)           The Company shall open and maintain a trading account (the “Trading Account”) at a clearing agent designated by the Sales Manager to facilitate the transactions contemplated by this Agreement.  The Net Proceeds from the sale of the Common Stock shall be available in the Trading Account on the third business day (or such other day as is industry practice for regular-way trading) following each sale of Common Stock (each, a “Settlement Date”).  The Company shall effect the delivery of the applicable number of shares of Common Stock to an account designated by the Sales Manager at The Depository Trust Company on or before the Settlement Date of each sale hereunder.  The Sales Manager’s compensation shall be withheld from the sales proceeds on each Settlement Date and shall be paid to the Sales Manager.

(e)           At each Settlement Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement.  Any obligation of the Sales Manager under this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Article IV of this Agreement.

(f)           If the Company shall default on its obligation to deliver shares of Common Stock on any Settlement Date, the Company shall (i) hold the Sales Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Sales Manager any commission to which it would otherwise be entitled absent such default.

ARTICLE III

COVENANTS OF THE COMPANY

3.1 The Company covenants and agrees with the Sales Manager that:

(a) As promptly as practicable after the date of this Agreement, the Company will file a supplement to the Prospectus to permit sales of the Common Stock pursuant to this Agreement.

(b) During the period in which a prospectus relating to the Common Stock is required to be delivered under the Act (including any period where such requirement is deemed satisfied pursuant to Rule 153 or Rule 172 under the Act), the Company will notify the Sales Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Sales Manager’s reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in the Sales Manager’s reasonable opinion, may be necessary or advisable in connection with the sale of the Common Stock pursuant to this Agreement; the Company will not file any amendment or supplement to the Registration Statement or Prospectus unless a copy thereof has been submitted to the Sales Manager a reasonable period of time before the filing and the Sales Manager has not reasonably objected thereto; and it will notify the Sales Manager at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus, which will then be available EDGAR and/or on the Company’s website at www.suncommunities.com (and will furnish to the Sales Manager any such document that is not available on EDGAR or the Company’s website).  The Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the Rules and Regulations or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(c) The Company will advise the Sales Manager, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(d) Within the time during which a prospectus relating to the Common Stock is required to be delivered under the Act (including any period where such requirement is deemed satisfied pursuant to Rule 153 or Rule 172 under the Act), the Company will comply with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Common Stock as contemplated by the provisions hereof and the Prospectus.  If during such period any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify the Sales Manager to suspend the offering of Common Stock during such period and the Company will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance and will use its best efforts to have any amendment or supplement to the Registration Statement or Prospectus declared effective as soon as possible, unless the Company has reasonable business reasons to defer public disclosure of the relevant information.

(e) The Company will use its best efforts to qualify the Common Stock for sale under the securities laws of such jurisdictions as the Sales Manager designates and to continue such qualifications in effect so long as required for the sale of the Common Stock, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(f) The Company will furnish to the Sales Manager and its legal counsel (at the expense of the Company) copies of the Registration Statement and the Prospectus during the period in which a prospectus relating to the Stock is required to be delivered under the Act (including any period where such requirement is deemed satisfied pursuant to Rule 153 or Rule 172 under the Act), in each case as soon as available and in such quantities as the Sales Manager may from time to time reasonably request.  The Company will take such action as to enable the conditions set forth in Rule 153(b) to be satisfied at all times that the Sales Agent is selling Stock.

(g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all of its expenses incident to the performance of its obligations hereunder (including, but not limited to, any transaction fees imposed by any governmental or self-regulatory organization with respect to transactions contemplated by this Agreement and any blue sky fees) and will pay the expenses of printing all documents relating to the offering.  The Company will reimburse the Sales Manager for its reasonable out-of-pocket costs and expenses incurred in connection with entering into this Agreement, including, without limitation, reasonable travel, reproduction, printing and similar expenses, as well as the reasonable fees and disbursements of its legal counsel (provided that such legal fees shall not exceed $50,000), upon presentation of appropriate invoices therefor.

(i) The Company shall use its best efforts to list, subject to notice of issuance, the Common Stock on the applicable Trading Market.

(j) The Company will apply the Net Proceeds from the sale of the Common Stock as set forth in the Prospectus.

(k) [Intentionally Omitted]

(l) The Company will, at any time during the term of this Agreement, as supplemented from time to time, advise the Sales Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Sales Manager pursuant to Article IV herein.

(m) Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Sales Manager shall otherwise request), the Company shall (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) furnish or cause to be furnished to the Sales Manager forthwith a certificate dated the date of filing with the Commission of such amendment, supplement or other document, the date of effectiveness of amendment, as the case may be, in form satisfactory to the Sales Manager to the effect that the statements contained in the certificates referred to in Section 4.1(f) hereof that were last furnished to the Sales Manager are true and correct at the time of such amendment, supplement, filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Section 4.1(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(n) Each time that a post-effective amendment to the Registration Statement is declared effective or the Company files an Annual Report on Form 10-K, and at such other times as may be reasonably requested by the Sales Manager, the Company shall (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) furnish or cause to be furnished forthwith to the Sales Manager and to counsel to the Sales Manager, a written opinion of Jaffe, Raitt, Heuer & Weiss, P.C., counsel to the Company (“Outside Counsel”) and a written opinion of Ober, Kaler, Grimes & Shriver, Maryland counsel to the Company (“Maryland Counsel” and together with Outside Counsel, “Company Counsel”) or other counsel reasonably satisfactory to the Sales Manager, dated the date of filing with the Commission of such amendment, supplement or other document and the date of effectiveness of such amendment, as the case may be, substantially in the form attached hereto as Exhibit A, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.  In addition, at each such time, the Company shall cause to be forwarded to the Sales Manager such opinion of special counsel to the Company, as may be reasonably requested by Sales Manager.

(o) Each time that a post-effective amendment to the Registration Statement is declared effective or the Company files an Annual Report on Form 10-K, and at such other times as may be reasonably requested by the Sales Manager the Company shall (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) cause Grant Thornton LLP, or other independent accountants satisfactory to the Sales Manager, forthwith to furnish to the Sales Manager a letter, dated the date of effectiveness of such amendment, or the date of filing of such supplement or other document with the Commission, as the case may be, in form satisfactory to the Sales Manager, of the same tenor as the letter referred to in Section 4.1(e) hereof but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) The Company represents and agrees that, unless it obtains the prior consent of the Sales Manager, and the Sales Manager represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Common Stock that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405, required to be filed with the Commission.  The foregoing restriction shall not apply to:  (i) free writing prospectuses other than those relating to the sale of Common Stock, or any follow-on sale relating to such free writing prospectus or (ii) free writing prospectuses pertaining to Sales of Common Stock pursuant to stock ownership or dividend reinvestment plans.  Any such free writing prospectus consented to by the Company and the Sales Manager is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 of the Act, and has complied and will comply with the requirements of Rules 164 and 433 of the Act, as applicable to any Permitted Free Writing Prospectus, including timely Commission filings where required, legending and record keeping.  Notwithstanding anything to the contrary in this Agreement, except as set forth in this Section 3.1(p), Sales Manager acknowledges and agrees that the Company shall not be restricted by this Agreement from offering or selling any securities, including but not limited to pursuant to a stock ownership or dividend reinvestment plan.

For the purposes of this Section, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Act, relating to the Common Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Act.

ARTICLE IV

CONDITIONS OF THE SALES MANAGER’S OBLIGATIONS

4.1 The obligations of the Sales Manager to sell the Common Stock as provided herein shall be subject to the accuracy, as of the date hereof, and as of each Settlement Date contemplated under this Agreement, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall have been declared effective.  No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Sales Manager, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Sales Manager’s reasonable satisfaction.

(b) The Sales Manager shall not have advised the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Sales Manager’s reasonable opinion is material, or omits to state a fact that in the Sales Manager’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change in the capital stock of the Company, or any material adverse change, or any development that may reasonably be expected to cause a material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company, or any adverse change in the rating assigned to any securities of the Company.

(d) The Sales Manager shall have received on every date specified in Section 3.1(n) hereof, and at such other times as may be reasonably requested by the Sales Manager, opinions of Company Counsel, dated as of such date in the form of Exhibit A hereto.  The Sales Manager shall have received a letter from Company Counsel authorizing the Sales Manager to rely on the opinion on tax matters delivered by Company Counsel as Exhibit 8.1 to the Registration Statement.

(e) On the dates specified in Section 3.1(o) hereof, and at such other times as may be reasonably requested by the Sales Manager, the Sales Manager shall have received a “comfort letter” from Grant Thornton LLP, independent public accountants for the Company, or other independent accountants reasonably satisfactory to the Sales Manager, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Sales Manager.

(f) The Sales Manager (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) shall have received from the Company a certificate, or certificates, signed by (I) the Chief Financial Officer and (II) either the Chief Executive Officer or the Chief Operating Officer, dated as of the first business day of each calendar month (each, a “Certificate Date”), to the effect that, to the best of their knowledge based upon reasonable investigation:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Certificate Date (as the case may be), and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Certificate Date (as the case may be);

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of such officer after due inquiry, is threatened, by the Commission;

(iii) Since the date of this Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed; and

(iv) Since the date of this Agreement, there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company, which has not been described in an amendment or supplement to the Registration Statement or Prospectus (directly or by incorporation).

In addition, on each Certificate Date the certificate shall also reconfirm that the shares of Common Stock sold during the immediately preceding month were duly and validly authorized by the Company and that all corporate action required to be taken for the authorization issuance and sale of such shares of Common Stock had been validly and sufficiently taken.

(g) On each Settlement Date, the Company shall have furnished to the Sales Manager such appropriate further information, certificates and documents as the Sales Manager may reasonably request.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Sales Manager.  The Company will furnish the Sales Manager with such conformed copies of such opinions, certificates, letters and other documents as the Sales Manager shall reasonably request.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

5.1 (a)           The Company agrees to indemnify and hold harmless the Sales Manager and each person, if any, who controls the Sales Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the representations in this Agreement or contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including, subject to Section 5.1(c) hereof, the reasonable fees and disbursements of counsel chosen by the Sales Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Sales Manager expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b)           The Sales Manager agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5.1(a), as incurred, but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement (or any amendments thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Sales Manager expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).  The total liability of the Sales Manager under this Section 5.1(b) shall not exceed the total actual sales price of Common Stock sold by the Sales Manager that is the subject of the dispute.

(c)           Any indemnified party that proposes to assert the right to be indemnified under this Article V will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Article V, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from any liability that it might have to any indemnified party except to the extent that the indemnifying party demonstrates that the defense of such claim is materially prejudiced by the indemnified party’s failure to give such notice.  If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense.  The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties.  All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred.  An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d)           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Article V is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Sales Manager, the Company and the Sales Manager will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Sales Manager, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Sales Manager may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Sales Manager on the other.  The relative benefits received by the Company on the one hand and the Sales Manager on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation (before deducting expenses) received by the Sales Manager from the sale of Common Stock on behalf of the Company.  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Sales Manager, on the other, with respect to the statements or omission which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering.  Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Sales Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Sales Manager agree that it would not be just and equitable if contributions pursuant to this Section 5.1(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 5.1(d) shall be deemed to include, for the purpose of this Section 5.1(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the foregoing provisions of this Section 5.1(d), the Sales Manager shall not be required to contribute any amount in excess of the amount by which the total actual sales price at which Common Stock sold by the Sales Manager exceeds the amount of any damages that the Sales Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 5.1(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof.  Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 5.1(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 5.1(d).  No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e)           The indemnity and contribution provided by this Article V shall not relieve the Company and the Sales Manager from any liability the Company and the Sales Manager may otherwise have (including, without limitation, any liability the Sales Manager may have for a breach of its obligations under Article II hereof).

ARTICLE VI

REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY

6.1 All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Sales Manager contained in Article V hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Sales Manager or any controlling persons, or the Company (or any of their officers, directors or controlling persons), and shall survive delivery of and payment for the Common Stock.

ARTICLE VII

TERMINATION

7.1 The Sales Manager shall have the right by giving notice as hereinafter specified at any time at or prior to any Settlement Date, to terminate this Agreement if (i) any material adverse change, or any development that has actually occurred and that is reasonably expected to cause material adverse change, in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company has occurred which, in the judgment of the Sales Manager, materially impairs the investment quality of the Common Stock, (ii) the Company shall have failed, refused or been unable, at or prior to any Settlement Date, to perform any agreement on its part to be performed hereunder, (iii) any other condition of the Sales Manager’s obligations hereunder is not fulfilled, (iv) any suspension or limitation of trading in the Common Stock on the Trading Market, or any setting of minimum prices for trading of the Common Stock on such Trading Market, shall have occurred, (v) any banking moratorium shall have been declared by Federal or New York authorities or (vi) an outbreak or material escalation of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the judgment of the Sales Manager, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Common Stock to be sold by the Sales Manager on behalf of the Company.  Any such termination shall be without liability of any party to any other party except that the provisions of Sections 3.1(h), Article V and Article VI hereof shall remain in full force and effect notwithstanding such termination.  If the Sales Manager elects to terminate this Agreement as provided in this Article, the Sales Manager shall provide the required notice as specified herein.

7.2 The Company shall have the right, by giving notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 3.1(h), Article V and Article VI hereof shall remain in full force and effect notwithstanding such termination.

7.3 The Sales Manager shall have the right, by giving notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that the provisions of Sections 3.1(h), Article V and Article VI hereof shall remain in full force and effect notwithstanding such termination.

7.4 This Agreement shall remain in full force and effect unless terminated pursuant to Section 7.1, 7.2 or 7.3 above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 3.1(h), Article V and Article VI shall remain in full force and effect.

7.5 Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Manager or the Company, as the case may be.  If such termination shall occur during a period when sales of Common Stock are being made pursuant to this Agreement, any sales of Common Stock made prior to the termination of this Agreement shall settle in accordance with the provisions of this Agreement.

ARTICLE VIII

NOTICES

8.1 All notices or communications hereunder shall be in writing and if sent to the Sales Manager shall be mailed, delivered or telecopied and confirmed to the Sales Manager at Brinson Patrick Securities Corporation, 1515 Broadway, New York, New York 10036, facsimile number (212) 453-5555, Attention: Corporate Finance, or if sent to the Company, shall be mailed, delivered or telecopied and confirmed to the Company at Sun Communities, Inc., 27777 Franklin Road, Suite 200, Southfield, Michigan 48034, facsimile number (248) 208-2641, Attention: Karen J. Dearing.  Each party to this Agreement may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose.

ARTICLE IX

MISCELLANEOUS

9.1 This Agreement shall inure to the benefit of and be binding upon the Company and the Sales Manager and their respective successors and the controlling persons, officers and directors referred to in Article V hereof, and no other person will have any right or obligation hereunder.

9.2 This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

9.3 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

9.4 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The parties agree that this Agreement will be considered signed when the signature of a party is delivered by facsimile transmission.  Such facsimile transmission shall be treated in all respects as having the same effect as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

SUN COMMUNITIES, INC.

By:	/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

BRINSON PATRICK SECURITIES CORPORATION

By:	/s/ Todd Wyche
Name: Todd Wyche
Title: Managing Director

SCHEDULE 1.1(f)

List of Significant Subsidiaries*

Sun Communities Operating Limited Partnership

Sun Home Services, Inc.

Sun Secured Financing LLC

*Origen Financial Inc. (“Origen”) is a significant subsidiary as defined in Section 1-02 of Regulation S-X due to impairment charges taken from the Company’s investment in Origen.  However, Origen is not within the control of the Company, and the Company does not make any representations or warranties, pursuant to Article 1 of the Agreement or otherwise, with respect to Origen.

EXHIBIT A

Form of Legal Opinions

Form of Opinion of
OBER, KALER, GRIMES & SHRIVER

___________ __, 200__

Brinson Patrick Securities Corporation
1515 Broadway, 11th Floor
New York, New York 10036

Ladies and Gentlemen:

We have acted as special Maryland counsel to Sun Communities, Inc. (the “Company”), a corporation organized under the laws of the State of Maryland on July 23, 1993, in connection with that certain Sales Agreement (the “Agreement”) dated as of August __, 2009, by and between the Company and Brinson Patrick Securities Corporation.  All terms in this letter that are capitalized and have not been defined in this letter shall have the meanings ascribed to them in the Agreement.

In our capacity as special Maryland counsel to the Company and for purposes of this opinion, we have examined the following documents:

        (i)    the Agreement;

(ii)           the Registration Statement, including the Prospectus;

(iv)          a copy the Articles of Incorporation of the Company, as amended or supplemented on the date hereof (the “Charter Documents”);

(v)           the bylaws of the Company, as amended on the date hereof (the “Bylaws”);

(vi)          the records of proceedings of the Board of Directors of the Company with respect to the transactions between the Company and Brinson Patrick contemplated by the Agreement;

(vii)         a certificate of the Company regarding certain matters related to the Agreement and this opinion (the “Certificate”);

(viii)        a certificate of the Maryland State Department of Assessments and Taxation dated __________ to the effect that the Company is duly incorporated and existing under the laws of the State of Maryland and is in good standing and duly authorized to transact business in the State of Maryland; and

(ix)           such other documents and matters as we have deemed necessary and appropriate to render this opinion, subject to the limitations, assumptions, and qualifications contained herein.

With respect to questions of fact material to our opinions, without undertaking to verify the same by independent investigation, we have relied exclusively upon the documents reviewed by us, the representations, warranties, statements and information set forth in such documents, certain statements of officers or other representatives of the Company, including, without limitation, statements contained in the Certificate, and the additional matters recited or assumed in this opinion letter, all of which we assume to be true, complete and accurate in all respects.

Any references to “our knowledge,” “the best of our knowledge” or “matters known to us,” or any variation thereof, shall mean the conscious awareness, as to the existence or absence of any facts that would contradict the opinions so expressed, of those attorneys of this firm who have rendered substantive attention to the transaction to which this opinion relates.  Other than as set forth herein, we have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or the absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.  Moreover, we have not searched the dockets of any court, administrative body, agency or other filing office in any jurisdiction.

In reaching the opinions set forth below, we have assumed, without independent investigation or inquiry, that:

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A.           Each party thereto (other than the Company) has duly and validly executed and delivered the Agreement, and each instrument, document and agreement to be executed in connection with the Agreement to which such party is a signatory.  Each party’s obligations set forth in the Agreement (including the Company’s) are its legal, valid and binding obligations, enforceable in accordance with their respective terms.

B.           Each party executing the Agreement or any instrument, document or agreement to be executed in connection with the Agreement on behalf of any such party (other than the Company) is duly authorized to do so.

C.           Each natural person executing the Agreement or any instrument, document or agreement to be executed in connection with the Agreement is legally competent to do so.

D.           There are no oral or written modifications of or amendments to the Agreement, and there has been no waiver of any of the provisions of such document, by actions or conduct of the parties or otherwise.

E.           All documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic or facsimile copies conform to the original documents, all signatures on all documents submitted to us for examination are genuine, and all public records reviewed are accurate and complete.

F.           All representations, warranties, certifications and statements with respect to matters of fact and other factual information (i) made or contained in the Agreement; (ii) made by public officers; and (iii) made by officers or representatives of the Company, including certifications made in the Certificate, are accurate, true, correct and complete in all material respects.

G.           At no time prior to and including the date when the all 1,600,000 shares of Common Stock that may be issued and sold pursuant to the Agreement (the “Shares”) are so issued and sold will (i) the Company’s Charter Documents, Bylaws or the existing corporate authorization to issue the Shares be amended, repealed or revoked or (ii) the total number of the issued shares of the Company’s Common Stock exceed 90,000,000.

H.           No event will take place subsequent to the date hereof which would cause any offer or sale of the Shares not to comply with any law, rule, regulation, order, judgment, decree, or duty applicable to the Company, or which would permit the Company or any other party at any time to cancel, rescind, or otherwise avoid such offer and sale.

I.           Each purchase of Shares will constitute the valid, legal and binding obligation of the purchaser of such Shares.

J.           At the time of the issuance of the Shares, the Company will record in its stock ledger the name of the persons to whom such shares are issued.

K.           As to all acts undertaken by any governmental authority, and of those persons purporting to act in any governmental capacity, the persons acting on behalf of the governmental authority have the power and authority to do so, and all actions taken by such persons on behalf of such governmental authority are valid, legal and sufficient.

L.           Any governmental permits or approvals reviewed by us are accurate, complete and authentic, and the appropriate regulatory authorities have adhered to applicable legal and procedural requirements.

Based on our review of the foregoing, and subject to the limitations, exceptions, assumptions and qualifications set forth herein, we are of the opinion that, as of the date of this letter:

1.           The Agreement has been duly authorized, executed and delivered by the Company.

2.           No filing, registration or qualification with, or authorization, approval, consent, license, order or decree of, any Maryland court or Maryland governmental authority or agency is required in connection with the due authorization, execution and delivery of the Agreement by the Company and/or performance by the Company of its obligations thereunder.

3.           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

4.           The Company has the requisite corporate power and authority to own, lease and operate its assets and properties and conduct its business as described in the Prospectus. The Company has the requisite corporate power and authority to enter into, deliver and perform the Agreement and to issue and sell the Shares.

5.           The execution, delivery and performance of the Agreement by the Company and the consummation of the transactions therein contemplated by the Company will not (i) conflict with the Company’s Charter Documents or Bylaws; or (ii) violate or contravene the Maryland General Corporation Law.  To our knowledge, the execution, delivery and performance of the Agreement by the Company and the consummation of the transactions therein contemplated by the Company will not violate, contravene or constitute a default under any order or judgment of any Maryland court or Maryland governmental agency or body having jurisdiction over the Company, which order or judgment names the Company.

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6.           The statements in the Registration Statement under the captions “Description of Common Stock,” to the extent that such statements summarize matters of law or legal conclusions, have been reviewed by us and are correct in all material respects.

7.           The Board of Directors of the Company has duly and validly authorized the issuance of the Shares in accordance with the terms of the Agreement, and when issued and delivered to and paid for by the purchaser thereof pursuant to the Agreement, the Shares will be validly issued, fully paid and nonassessable.  The sale and issuance of the Shares pursuant to the Agreement is not subject to preemptive or other similar rights pursuant to the Company’s Charter Documents or Bylaws or the Maryland General Corporation Law.

We are not representing the Company in any action, suit or proceeding in which the Company is a named defendant, or in any action, suit or proceeding that is overtly threatened in writing against the Company.

In addition to the qualification set forth above, the opinions set forth herein are also subject to the following qualifications:

A.           We express no opinion regarding the laws of any jurisdiction, or the effect any such laws may have on the matters set forth herein, other than the substantive laws of the State of Maryland which a Maryland lawyer exercising customary professional diligence would reasonably be expected to recognize as being directly applicable to the transactions contemplated by the Agreement (the “Laws”).  The opinions expressed herein concern only the effect of the Laws (excluding the principles of conflict of laws) as currently in effect.  We assume no obligation to supplement this opinion if any Laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof.

B.           Notwithstanding anything to the contrary contained herein, we express no opinion concerning compliance of any party with (i) any securities, banking, insurance, environmental, zoning, land use, pension, employee benefit, tax, labor, intellectual property, unfair competition, money laundering or antitrust law, regulation, rule or order; (ii) any laws, regulations, rules or orders of any county, municipality or similar political subdivision or any agency or instrumentality thereof; (iii) any law, regulation, rule or order requiring permits or licenses in or for the operation of the business of Company; and (iv) any law, regulation, rule or order pertaining to the Company solely because of the business activities or assets of the Company and that are not applicable to business corporations generally.

C.           The opinions expressed herein are matters of professional judgment and are not a guarantee of result.

The opinions expressed in this letter are solely for the use of the addressee hereof solely in connection with the transactions contemplated by the Agreement, and these opinions may not be distributed to, furnished to or relied upon for any other purpose or by any other person without our prior written approval; provided, however, that these opinions may be relied upon by counsel to the addressee hereof and by Jaffe, Raitt, Heuer & Weiss, P.C., in rendering its opinion pursuant to Section 3.1(n) of the Agreement. The opinions expressed in this letter are limited to the matters set forth in this opinion letter, and no other opinions should be inferred beyond the matters expressly herein stated.

Sincerely,

OBER, KALER, GRIMES & SHRIVER,
a Professional Corporation

By:
      Kenneth B. Abel, Shareholder

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Form of Opinion of

JAFFE, RAITT, HEUER & WEISS

[date]

Brinson Patrick Securities Corporation
330 Madison Avenue, 9th Floor
New York, New York 10017

Re:	Sales Agreement, dated August __, 2009 (the “Agreement”), by and between Sun Communities, Inc., a Maryland corporation (the “Company”), and Brinson Patrick Securities Corporation.

Dear Sirs/Madames:

We have acted as special counsel to the Company in connection with the issuance of shares of the Company’s common stock in accordance with the terms and conditions of the Agreement. We are delivering this letter to you at the Company’s request and pursuant to the terms of the Agreement. All terms in this letter that are capitalized and have not been defined in this letter shall have the meanings ascribed to them in the Agreement.

In rendering the opinions herein, we have examined and relied upon the following documents:
                          a)  Agreement;
b)	Registration Statement filed with the Securities and Exchange Commission (the “Commission”) on April 17, 2009 (File No. 333-158623) (the “Registration Statement”);
c)	Prospectus included in the Registration Statement filed with the Commission on August __, 2009 (the “Prospectus”);
d)	Certified copy of the Company’s Articles of Incorporation issued by the State Department of Assessments and Taxation of Maryland on __________, 2009 (the “Articles”);
e)	Bylaws of the Company as provided to us by management of the Company (the “Bylaws”); and
f)	Minutes of a meeting of the Board of Directors of the Company held on March 6, 2009.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified or photostatic copies.  We have also assumed that all parties to the Agreement other than the Company have all necessary power and authority to execute, deliver, accept and perform the Agreement, and that each such party has taken all necessary action so as to cause such party to be bound by the Agreement, including under the terms of its governing documents and the laws of the jurisdiction of its formation.

Our review has been limited to examining the documents described above and applicable Michigan and federal law. We note that the Agreement is governed by the laws of the State of New York.  We have made no study or other investigation of the laws, decisions, statutes or other authorities of the State of New York, and we express no opinion concerning the validity, binding effect or enforceability of the Agreement under the laws of the State of New York.

To the extent that any opinion given herein relates to or is dependent upon factual information, or is expressed in terms of our knowledge or awareness, we have relied exclusively upon the assumptions set forth above and the relevant representations and warranties set forth in the Certificate.  Although we are not aware of anything that contradicts such facts or information, we have not undertaken to independently verify any such facts or information. In this regard, our knowledge is limited to the conscious awareness of facts or other information by: (i) the attorney executing this opinion on behalf of our firm; (ii) any attorney in our firm who has been actively involved in negotiating the terms and conditions of the Agreement or preparing this opinion or the Registration Statement; and (iii) solely as to information relevant to a particular opinion or confirmation regarding a particular factual matter, those attorneys in our firm who have given substantive attention to this matter.

With respect to the opinions set forth below, we have further assumed that the Company will continue (as it does on the date hereof) to have a sufficient number of shares of common stock authorized for issuance under the Articles from time to time to accommodate the issuances contemplated by the Agreement.

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Based solely upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof:

1.           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2.           The Board of Directors of the Company has duly and validly authorized the issuance of the Common Stock in accordance with the terms of the Agreement, and when issued and delivered to and paid for by the purchaser thereof pursuant to the Agreement, the Common Stock will be fully paid and nonassessable and will conform to the description thereof in the Prospectus.  All corporate action required to be taken for the authorization, issuance and sale of the Common Stock pursuant to the Agreement has been validly and sufficiently taken.  The shareholders of the Company have no preemptive rights with respect to the Common Stock. The Common Stock is the subject of an effective registration statement permitting its sale in the manner contemplated by the Agreement.

3.           The Registration Statement has become effective under the Act.  The Prospectus has been filed with the Commission pursuant to Rule 424(b) in the manner and within the time period required thereby and no stop or other order suspending the effectiveness of the Registration Statements has been issued and not withdrawn, and, to our knowledge, no proceedings for that purpose have been instituted or threatened by the Commission.

4.           The Registration Statement, when it became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the date hereof (except for the financial statements and notes and schedules and other financial information included therein), complied as to form and appear on their face to be appropriately responsive in all material respects with the requirements of Form S-3 (in the case of the Registration Statement) and the Act and the rules and regulations of the Commission thereunder and the conditions for use of Form S-3 have been satisfied. The documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when filed with the Commission under the Exchange Act (except for the financial statements and notes and schedules and other financial information included therein), complied as to form and appear on their face to be appropriately responsive in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

5.           The description in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects; and we do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required.

6.           The Agreement has been duly authorized, executed and delivered by the Company.

7.           Each of the Company’s subsidiaries listed on Schedule A hereto (the “Subsidiaries”) has been duly incorporated, organized or formed and is validly existing as a corporation, trust, partnership or limited liability company, as the case may be, in good standing under the laws of the State of Michigan.  Each of the Subsidiaries is duly qualified and in good standing as a foreign entity in the respective jurisdictions shown on Schedule A hereto.

8.           The issuance and sale of the Shares and the execution, delivery and performance by the Company of the Agreement, and the consummation of the transactions therein contemplated, will not  conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the Company’s Articles or Bylaws, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or to any of the Company’s subsequently filed Current Reports on Form 8-K or Quarterly Reports on Form 10-Q or (iii) any statute, rule, regulation or other law applicable to the Company, or any order or judgment of any court or governmental agency or body having jurisdiction over the Company, which order or judgment names the Company, except, the case of clauses (ii) and (iii), for such breaches and defaults that would not in the aggregate have a Material Adverse Effect on the Company.

9.           Except for permits and similar authorizations required under the securities or “blue sky” laws of certain states (as to which we express no opinion), no consent, waiver, approval, authorization or other order of any regulatory body, administrative agency or other governmental body is legally required for or in connection with (i) the execution, delivery and performance of the Agreement, (ii) the issuance or sale of the Common Stock by the Company, or (iii) the sale of the Common Stock by the Sales Manager, each as contemplated by the Agreement and the Prospectus.

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10.           To our knowledge and without conducting any litigation searches with respect to the Company, except as disclosed in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company, its Subsidiaries or the their respective businesses, properties, business prospects, condition (financial or otherwise) or results of operations or any of their respective officers in their capacity as such, before or by any federal or state or foreign court, commission, regulatory body, which could reasonably be expected to have a Material Adverse Effect on the Company.

11.           The Company is not, and upon issuance and sale of the Common Stock and the application of the net proceeds from the sale thereof in the manner described in the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

12.           The Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange.  To our knowledge, the issuance of the Shares to be sold by the Company under the Agreement is not subject to preemptive or other similar rights, or any restriction upon the voting or transfer thereof pursuant to any agreement to which the Company or any of the Subsidiaries is a party or by which any of them may be bound

We have participated in conferences with officers and other representatives of the Company, representatives of the Sales Manager and representatives of the Sales Manager’s legal counsel, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent specified in the foregoing opinions), no facts have come to our attention that would lead us to believe that the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus or any document incorporated by reference therein, on the date of filing of the Prospectus with the Commission and as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no opinion as to the financial statements and related notes, the financial statement schedules or other financial and statistical data included in any of the documents mentioned in this paragraph.

In addition to the qualifications set forth above, we express no opinion as to any of the following matters:

(a)
the effect of: (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or similar laws relating to or affecting the enforcement of creditors’ rights generally; or (ii) general principles of equity; and

(b)
the validity, binding effect or enforceability of provisions of the Agreement to the extent they contain: (i) choice of law or forum selection provisions; (ii) waivers by the Company of any rights, remedies or defenses where such waivers are against the statutes, laws or public policy of the State of Michigan or of the United States of America; (iii) cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party; or (iv) indemnification and contribution provisions which are against the laws or public policy of the United States of America or agencies of the United States of America.  In Globus v. Law Research Service, Inc., the United States Court of Appeals for the Second Circuit held an issuer’s indemnification agreement unenforceable where the underwriter was held to have had actual knowledge of material misstatements and omissions in the offering circular.  The tenor of the Court’s opinion could be construed as critical of such indemnity agreements in general on grounds of public policy.  If this is the prevailing attitude of the courts, such indemnity agreements may be held to be unenforceable under other circumstances.  Our opinions are qualified accordingly, and are subject to the possibility of such unenforceability.

We do not purport to be experts on or express any opinion herein concerning any laws other than the laws of the State of Michigan and Federal law and this opinion is qualified accordingly.  With respect to the opinions in paragraphs 1, 2, 6, 8 and 9 insofar as they implicate Maryland law, we have relied solely upon the opinion of Ober, Kaler, Grimes & Shriver, Professional Corporation, Baltimore, Maryland, and we have not made any independent investigation of Maryland law.  Our opinions are rendered only as of the date hereof and we assume no obligation to update or supplement our opinions to reflect any facts or circumstances that hereafter may occur and/or the applicability of any new laws or any amendments or changes to existing laws, whether by legislation or judicial interpretation, adopted after the date hereof.  This opinion is only for the benefit of the addressee, its legal counsel and its successors and assigns and may not be relied upon by any other person without our express written consent.

Very truly yours,

JAFFE, RAITT, HEUER & WEISS
Professional Corporation

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Tax Letter

Brinson Patrick Securities Corporation 1515 Broadway, 11th Floor New York, New York, 10036

Ladies and Gentlemen:

Regarding our opinion with respect to certain tax matters dated [________] (the “Opinion”) which was filed as Exhibit 8.1 to the Registration Statement and filed with the Securities Exchange Commission as of even date therewith, you are authorized to rely on the Opinion as of the date thereof to the same extent as if you had been an addressee of such Opinion, subject in all cases to the assumptions, qualifications, limitations and exceptions set forth therein.

This letter is for your use only pursuant to Section 4.1(d) of the Sales Agreement, and may not be relied upon by you for any other purpose or published or communicated to any third party for any purpose whatsoever, in each case without our prior written consent.

Sincerely yours,

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